UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 6, 2018

Date of Report (Date of earliest event reported)

CurrencyShares® Canadian Dollar Trust

Sponsored by Invesco Specialized Products, LLC

(Exact name of registrant as specified in its charter)

New York	001-32910	06-6551776
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lacey Road, Suite 700

Downers Grove, Illinois 60515

(Address of principal executive offices, including zip code)

(800) 983-0903

(Registrant’s telephone number, including area code)

CurrencyShares® Canadian Dollar Trust

Sponsored by Guggenheim Specialized Products, LLC

702 King Farm Boulevard, Suite 200

Rockville, Maryland, 20850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

This Current Report on Form 8-K is being filed in connection with the closing on April 6, 2018 (the “Closing”) of a transaction between Invesco Ltd. (“Invesco”) and Guggenheim Capital, LLC (“Guggenheim”) pursuant to a certain Transaction Agreement dated September 28, 2017 (the “Transaction Agreement”).

Pursuant to the terms and conditions of the Transaction Agreement, Guggenheim, among other things, agreed to transfer and sell to Invesco PowerShares Capital Management LLC (“PowerShares Capital Management”) all of the membership interests of Guggenheim Specialized Products, LLC (the “Sponsor”) at the Closing. Immediately following the Closing, PowerShares Capital Management, as the sole member of the Sponsor, changed the name of the Sponsor to Invesco Specialized Products, LLC by filing an amendment to the Sponsor’s Certificate of Formation. See Item 5.03 below.

The foregoing description of the Transaction is necessarily incomplete. For further details about the Transaction, see the full text of the Transaction Agreement, filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2017 as Exhibit 10.2 to Invesco’s Quarterly Report on Form 10-Q.

Item 1.01 Entry into a Material Definitive Agreement.

License Agreement

Effective April 6, 2018, immediately prior to the Closing, the Sponsor, as sponsor of the CurrencyShares® Canadian Dollar Trust (the “Trust”), entered into a License Agreement (the “New License Agreement”) with The Bank of New York Mellon (“BONY”) granting the Sponsor a non-exclusive, personal and non-transferable license to certain patent applications made by BONY covering systems and methods for securitizing a commodity for the life of such patents and patent applications. The license grant is solely for the purpose of allowing the Sponsor to establish, operate and market a currency-based securities product based solely on the securitization, in whole or in part, of a single non-U.S. currency. As consideration for the license, BONY has been appointed as trustee of the Trust. The New License Agreement provides that either party may provide notice of intent to terminate the New License Agreement in the event the other party commits a material breach. If the New License Agreement is terminated and one or more of BONY’s patent applications issue as patents, then BONY may claim that the operation of the Trust violates its patent or patents and seek an injunction forcing the Trust to cease operation and trading of the Trust’s shares. In that case, the Trust might be forced to terminate and liquidate, which would adversely affect the shareholders of the Trust.

The foregoing description of the New License Agreement is necessarily incomplete and is qualified by reference to the full text of the New License Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Sub-License Agreement

Effective April 6, 2018, immediately prior to the Closing, the Sponsor, as sponsor of the Trust, terminated that certain Sublicense Agreement (the “Sublicense Agreement”) dated June 9, 2006 between PADCO Advisors II, Inc. (“PADCO”) and the Sponsor in accordance with the terms of the Sublicense Agreement.

PADCO and BONY entered into a License Agreement dated December 5, 2005 (the “Old License Agreement”) whereby BONY granted PADCO a license to certain patent applications made by BONY for the purposes of establishing, operating and marketing certain investment products based on the securitization of a single non-U.S. currency. PADCO subsequently sublicensed such rights to the Sponsor pursuant to the Sublicense Agreement. In connection with the Closing, PADCO and the Sponsor terminated the Sublicense Agreement, PADCO and BONY terminated the Old License Agreement, and BONY and the Sponsor entered into the New License Agreement. Pursuant to the New License Agreement, the Sponsor continues to hold a license to the same patents and patent applications that were previously licensed to the Sponsor pursuant to the Sublicense Agreement.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    On April 8, 2018, Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm for the Trust as EY is no longer independent of the Trust under the applicable independence standards. Neither the Board of Managers of the Sponsor (the “Board”) nor any Board committee recommended or approved EY’s decision to resign.

The reports of EY on the Trust’s financial statements as of and for the two most recent fiscal years (ending October 31, 2017 and October 31, 2016) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Trust’s two most recent fiscal years (ending October 31, 2017 and October 31, 2016) and during the period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there was no disagreement between the Trust and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Trust for any such period.

During the Trust’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and during the period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

The Sponsor, on behalf of the Trust, has provided EY with a copy of the foregoing disclosures and has requested that EY furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Trust set forth above and, if not, stating the respects in which it does not agree. A copy of EY’s letter dated April 9, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Principal Officers; Appointment of Principal Officers.

Board of Managers

Effective April 6, 2018, immediately prior to the Closing, John Sullivan, Keith D. Kemp and Michael Byrum resigned from their positions as members of the Board of Managers of the Sponsor. Effective April 6, 2018, immediately following the Closing, David C. Warren, John M. Zerr and Daniel Draper were appointed by the sole member of the Sponsor as members of the Board of Managers of the Sponsor to fill the vacancies resulting from the resignations of the individuals referred to above.

Effective April 6, 2018, immediately following the Closing, the Audit Committee of the Board of Managers of the Sponsor consists of David C. Warren, John M. Zerr and Daniel Draper.

Principal Officers

Effective April 6, 2018, immediately prior to the Closing, John Sullivan and Keith D. Kemp resigned as executive officers of the Sponsor. Effective April 6, 2018, immediately following the Closing, the following individuals were appointed by the sole member of the Sponsor to serve in the capacities specified for them:

Name	Title / Position
Daniel Draper	Chief Executive Officer; Principal Executive Officer

Steven Hill	Principal Financial & Accounting Officer – Investment Pools

Annette J. Lege	Chief Financial Officer

Daniel Draper (49) currently serves as Chief Executive Officer and Principal Executive Officer of the Sponsor, and also serves as a member of the Sponsor’s Board of Managers. He has served in such capacities since April 6, 2018. In his role, he has general oversight responsibilities for all of the Sponsor’s business. Mr. Draper also serves as Chief Executive Officer of Invesco PowerShares Capital Management, and has served in such capacity since March 2016. In such capacity, Mr. Draper is responsible for managing the operations of various Invesco funds. Mr. Draper also presently serves as a member of the Board of Managers of PowerShares Capital Management and has served in such capacity since September 2013. Previously, Mr. Draper was the Global Head of Exchange Traded

Funds for Credit Suisse Asset Management (“Credit Suisse”) based in London from March 2010 until June 2013, followed by a three month non-compete period pursuant to his employment terms with Credit Suisse. Credit Suisse is an asset management business of Credit Suisse Group, a financial services company. From January 2007 to March 2010, he was the Global Head of Exchange Traded Funds for Lyxor Asset Management in London, an investment management business unit of Societe Generale Corporate & Investment Banking. Mr. Draper was previously registered as a Significant Influence Functions (“SIF”) person with the UK’s Financial Conduct Authority. He withdrew SIF person status on June 30, 2013 when he left Credit Suisse. Mr. Draper received his MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and his BA from the College of William and Mary in Virginia. Mr. Draper is currently registered with FINRA and holds the Series 7, 24 and 63 registrations.

Steven Hill (53) currently serves as Principal Financial and Accounting Officer, Investment Pools for the Sponsor and has served in this capacity since April 6, 2018. In his role, he has financial and administrative oversight responsibilities for, and serves as Principal Financial Officer of, the Sponsor on behalf of the Trust. Mr. Hill also serves as the Principal Financial and Accounting Officer, Investment Pools for PowerShares Capital Management and has served in that capacity since December 2012. Mr. Hill previously served as Head of Global ETF Operations for PowerShares Capital Management from September 2011 to December 2012. As Head of Global ETF Operations he had management responsibilities with regard to the general operations of PowerShares Capital Management. From October 2010 to August 2011, he was Senior Managing Director and Chief Financial Officer of Destra Capital Management LLC and its subsidiaries (“Destra”), an asset management firm, and was responsible for managing financial and administrative activities as well as financial reporting for Destra and investment funds sponsored by Destra. Previously, he was Senior Managing Director of Claymore Securities, Inc. (“Claymore”) from December 2003 to October 2010, and was responsible for managing financial and administrative oversight for investment funds sponsored by Claymore. Claymore, now known as Guggenheim Funds Distributors, Inc., is a registered broker-dealer that distributes investment funds. Mr. Hill earned a BS in Accounting from North Central College, Naperville, IL.

Annette Lege (48) currently serves as Chief Financial Officer of the Sponsor and has served in this capacity since April 6, 2018. Ms. Lege also serves as Chief Accounting Officer and Head of Finance and Corporate Services (“FCS”) Business Services for Invesco and has served in such capacity since March 2017. In her roles for the Sponsor and Invesco, she is responsible for all aspects of Corporate Accounting, including group financial reporting, internal controls and group accounting policies. Ms. Lege also manages Invesco’s Finance operations and shared service centers and has held this role since September 2015. Previously, Ms. Lege was Head of FCS Transformation Office from October 2013 through September 2015, with responsibility for business transformation initiatives taking place across FCS at Invesco. Before assuming that role in October 2013, Ms. Lege held the position of North American Corporate Controller at Invesco from March 2007 to October 2013. Ms. Lege is a CPA, is licensed by FINRA as a Financial Operations Principal, and is a member of the Texas State Board of Public Accountants. Ms. Lege earned a BBA in accounting from the University of Houston.

David Warren (60) currently serves as a member of the Board of Managers of the Sponsor and has served in this capacity since April 6, 2018. Mr. Warren also serves as Chief Administrative Officer, Americas, for Invesco. He was appointed to such position in January 2007, and also holds the roles of Director, Executive Vice President and Chief Financial Officer of Invesco Canada Ltd., a Canadian investment management subsidiary of Invesco, since January 2009. He has been a member of the Board of Managers and Chief Administrative Officer of PowerShares Capital Management since January 2010, as well. In these capacities, Mr. Warren is responsible for general management support, in addition to executing on various strategic initiatives and overseeing the risk management framework for the business units operating within the Americas division of Invesco. He obtained a Bachelor’s Degree in Commerce from the University of Toronto as both a chartered accountant and a certified public accountant and is a member of the Chartered Professional Accountants of Canada.

John Zerr (55) currently serves as a member of the Board of Managers of the Sponsor and has served in this capacity since April 6, 2018. Mr. Zerr is also a member of the Board of Managers of PowerShares Capital Management and Managing Director and General Counsel for U.S. Retail of Invesco Management Group, Inc., a registered investment adviser affiliated with the Sponsor, since March 2006, where he is responsible for overseeing the U.S. Retail Legal Department for Invesco and its affiliated companies. Mr. Zerr has also been a Senior Vice President and Secretary of IDI since March 2006 and June 2006, respectively. He also served as a Director of that entity until February 2010. Mr. Zerr has served as Senior Vice President of Invesco Advisers, Inc., a registered investment adviser affiliated with the Sponsor, since December 2009. Mr. Zerr serves as a Director, Vice President and Secretary of Invesco Investment Services, Inc., a registered transfer agency since May 2007. Mr. Zerr has served as Director, Senior Vice President, General Counsel and Secretary of a number of other Invesco wholly-owned subsidiaries which service or serviced portions of Invesco’s U.S. Retail business since May 2007 and since June 2010 with respect to certain Van Kampen entities engaged in the asset management business that were acquired by Invesco from Morgan Stanley. In each of the foregoing positions Mr. Zerr is responsible for overseeing legal operations. In such capacity, Mr. Zerr also is responsible for overseeing the legal activities of various Invesco funds. Mr. Zerr earned a BA degree in economics from Ursinus College. He graduated cum laude with a J.D. from Temple University School of Law.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment to the Certificate of Formation

On April 6, 2018, immediately following the Closing, the Sponsor filed a Certificate of Amendment to the Sponsor’s Certificate of Formation with the Delaware Secretary of State to change the name of the Sponsor from “Guggenheim Specialized Products, LLC” to “Invesco Specialized Products, LLC.”

A copy of the Certificate of Amendment to the Sponsor’s Certificate of Formation is furnished as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amended and Restated LLC Agreement

On April 6, 2018, immediately following the Closing, the sole member of the Sponsor amended and restated the Sponsor’s Second Amended and Restated LLC Agreement, effective immediately, to reflect the Sponsor’s name change to Invesco Specialized Products, LLC.

A copy of the Third Amended and Restated LLC Agreement is furnished as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 9, 2018, Invesco issued a press release announcing the Closing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Formation of Invesco Specialized Products, LLC dated April 6, 2018.

3.2	Third Amended and Restated LLC Agreement of Invesco Specialized Products, LLC dated April 6, 2018.

10.1	License Agreement dated April 6, 2018 between The Bank of New York Mellon and Invesco Specialized Products, LLC.

16.1	Letter from Ernst & Young LLP dated April 9, 2018.

99.1	Press release by Invesco Ltd. dated April 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYSHARES® CANADIAN DOLLAR TRUST

	By:	Invesco Specialized Products, LLC Sponsor of the CurrencyShares® Canadian Dollar Trust

April 9, 2018		By:	/s/ Anna Paglia
Anna Paglia
Secretary